Exhibit 10.2

                              NON-INTEREST BEARING
                     SINGLE MATURITY PAYMENT PROMISSORY NOTE

$10,000                                                           Tampa, Florida
                                                               November 15, 2002

         FOR VALUE RECEIVED, the undersigned (the "Maker") promises to pay to the order of Vision Multimedia, Inc. or its assigns (the "Holder"), the principal sum of Ten Thousand and 00/100 Dollars ($10,000.00). The rights, claims, duties and liabilities of the parties hereto are subject to and controlled by the following terms and conditions:

         1. Method and Place of Payment.

         Payments of principal and interest shall be made in lawful money of the United States of America at the principal place of business of the Holder as specified below, or at such other location as it may hereafter designate.

         2. Principal and Interest Payments.

         The entire principal amount of this note shall be payable on or before December 31, 2002.

         3. Prepayment.

         The Maker shall have the privilege and option, without penalty or forfeiture, to pay the entire principal amount of this note or any part thereof at any time prior to the due date.

         4. Waiver,

         The Maker and any guarantor, surety or endorser of this note, as well as any other person or entity who shall become liable for the payment hereof, each expressly waives presentment for payment, notice of nonpayment, protest and notice of protest, and any other notice which might otherwise be required in connection with the delivery, acceptance, performance, default or enforcement of the payment of this note. The Holder shall not be deemed by any act or omission to have waived any right or remedy hereunder unless and only to the extent expressed in a written instrument dated subsequent to the date hereof and executed by the Holder, and any such waiver so expressed with respect to a particular event shall not be interpreted as having a continuing effect on or as a waiver of any right or remedy with respect to any subsequent event.

         5. Notices.

         All notices or other communications required or permitted to be given pursuant to this note shall be in writing and shall be considered properly given or made if hand delivered, mailed from within the United States by certified or registered mail, or sent by prepaid telegram:

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         a.       if to the Holder:
                                      Vision Multimedia, Inc.
                                      2500 Winding Creek Blvd., Suite I-101
                                      Clearwater, Florida 33761

         b.       if to the Maker:
                                      Hostronix, Inc.
                                      1517 E. 7th Ave., Suite C
                                      Tampa, Florida 33605

or to such other address as either party shall have furnished to the other. All notices, except of change of address, shall be deemed given when mailed and notices of change of address shall be deemed given when received.

         6. Entire Agreement.

         This note and any other documents expressly identified herein constitute the entire understanding of the parties with respect to the subject matter hereof and no amendment, modification or alteration of the terms hereof shall be binding unless the same be in writing, dated subsequent to the date hereof and duly approved and executed by the Maker and Holder.

         7. Governing Law and Venue.

         The Maker acknowledges and agrees that irrespective of where executed, this note shall be construed in accordance with the laws of the State of Florida, and venue for any legal action which may be brought hereunder shall be deemed to lie in Hillsbourgh County, Florida.

         IN WITNESS WHEREOF, the undersigned Maker has executed this Note as of November 15, 2002.


                                         HOSTRONIX, INC.

                                         By:  /s/ Terry M. Haynes
                                             -----------------------------------
                                              Terry M. Haynes, Vice President

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